UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

BROAD STREET REALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-09043 (Commission File Number)	36-3361229 (IRS Employer Identification No.)

7250 Woodmont Ave, Suite 350 Bethesda, Maryland (Address of principal executive offices)	20814 (Zip Code)

Registrant’s telephone number, including area code: 301-828-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 7, 2021, Broad Street Realty, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Spotswood Closing 8-K”) in connection with its acquisition of Spotswood Valley Square Shopping Center (the “Spotswood Property”). On May 27, 2021, the Company filed a Current Report on Form 8-K (the “Highlandtown and Cromwell Closing 8-K) in connection with its acquisition of the Highlandtown Village Shopping Center and Cromwell Field Shopping Center (collectively with the Spotswood Property, the “Acquired Properties”). The Acquired Properties were under common management prior to their respective Mergers.

This amendment to the Spotswood Closing 8-K is being filed for the sole purpose of filing the historical statements of revenues and certain operating expenses of the three Acquired Properties and the related pro forma financial information of the Company required by Item 9.01 of Form 8-K, and should be read in conjunction with the Spotswood Closing 8-K and the Highlandtown and Cromwell Closing 8-K.

Item 9.01.Financial Statements and Exhibits.

(a)	Historical Financial Statements

The following are set forth in Exhibit 99.1 hereto, which is incorporated by reference herein:

•	Independent Auditor’s Report
•	Combined Statements of Revenues and Certain Operating Expense of the Acquired Properties for the three months ended March 31, 2021 and the year ended December 31, 2020
•	Notes to Combined Statements of Revenues and Certain Operating Expenses

(b)	Unaudited Pro Forma Financial Information.

The following are set forth in Exhibit 99.2 hereto, which is incorporated by reference herein:

•	Unaudited Pro Forma Consolidated Balance Sheet of the Company as of March 31, 2021
•	Unaudited Pro Forma Consolidated Statements of Operations of the Company for the three months ended March 31, 2021 and the year ended December 31, 2020
•	Notes to Unaudited Pro Forma Consolidated Financial Statements

(c)	Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Historical Statements of Revenues and Certain Operating Expenses of the Acquired Properties
99.2	Unaudited Pro Forma Consolidated Financial Statements of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROAD STREET REALTY, INC.

August 20, 2021	By:	/s/ Michael Z. Jacoby
Michael Z. Jacoby
Chief Executive Officer

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